SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant

Filed by a Party other than the Registrant Check the appropriate box:

      Preliminary Proxy Statement

      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      Definitive Proxy Statement

      Definitive Additional Materials

      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                     Weston Portfolios
------------------------------------------------------------
      (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than
                      the Registrant)

Payment of Filing Fee (Check the appropriate box):

      No fee required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

-----------------------------------------------------------

      2) Aggregate number of securities to which transaction applies:

-----------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------

      4) Proposed maximum aggregate value of transaction:

-----------------------------------------------------------

      5) Total fee paid:

-----------------------------------------------------------

______Fee paid previously with preliminary materials
______Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      1)   Amount Previously Paid:

-----------------------------------------------------------


      2)   Form, Schedule or Registration Statement No.:

-----------------------------------------------------------


      3)   Filing Party:

-----------------------------------------------------------


      4)   Date Filed:

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


September 11, 1998


Dear Fellow Shareholder:

Weston Financial Group, Inc. plans to merge with Weston Advisors,
Inc., an affiliated company, in a transaction that will result in a change of control of the adviser.

The merger will allow these two firms to capitalize on economies of scale and to consolidate operations that were required to be segregated under prior State and Federal laws. Following the merger, the `new' Weston Financial Group, Inc. will continue to operate the business of the `old' Weston Financial Group, Inc. with the addition of the operations and personnel of the affiliated company.

It is important to remember that the merger involves the investment advisor to the funds, Weston Financial Group, not the Funds themselves.

        The portfolio manager of your Fund will not change as a result of the merger.

        The number and value of your Fund shares will not change as a result of the merger.

        The advisory fees and expenses charged to your Fund will not change as a result of the merger.

        You  will  continue  to  receive  the  same  high  quality   investment
        management and shareholder services that you have come to expect over the years.

Enclosed is a Proxy Statement for a special meeting in lieu of annual meeting of the Weston Portfolios shareholders that will be held on October 16, 1998. At the meeting, shareholders will consider several matters which are traditional shareholder business, including election of trustees of the Funds, selection of independent public accountants, and approval of changes to the fundamental investment policies of the Funds. Each of these matters is explained more fully in the Proxy Statement. In addition, as explained more fully in the Proxy Statement, at the time the merger takes effect, the Funds' present investment advisory contracts will terminate automatically, as a matter of law. Although Fund shareholders are not being asked to approve the merger, they must vote on a new investment advisory agreement for the Funds.

We encourage you to read the Proxy Statement. To help you to more fully understand its contents, we have prepared a brief Questions and Answers ("Q&A") page regarding these proposals.
The Q&A is attached to this letter.

Fellow Shareholder Letter
Page 2



Your vote is important, no matter how many shares you own. The matters we are submitting for your consideration are significant to the Funds and to you as a fund shareholder. Therefore, please take the time to read the Proxy Statement, cast your vote on the enclosed proxy card(s), and return the card(s) in the enclosed pre-addressed, postage-paid envelope.

We thank you for your prompt response to the Proxy Statement.

Finally, the Board of Trustees, at the recommendation of Fund management, approved changing the name of the Fund from "Weston Portfolios" to "New Century Portfolios." Management believes that this will reduce investor confusion that currently exists concerning the Fund's use of the name "Weston" and its Portfolios' use of the name "New Century." In addition, the Board approved changing the name of the New Century I Portfolio to "New Century Balanced Portfolio," in order to give some indication of the Portfolio's investment objective.

Sincerely,



Wayne M. Grzecki, President
Weston Portfolios
    New Century Capital Portfolio
    New Century I Portfolio

Q.  WHAT IS THIS TRANSACTION ALL         Q.  WILL I CONTINUE TO BE ABLE
    ABOUT?                                   TO PURCHASE SHARES
                                             WITHOUT ANY SALES LOAD?

A.  Weston Financial Group, Inc., the    A.  Yes, you will be able to
advisor of the Funds, is merging with    continue to purchase shares of
Weston Advisors, Inc., an affiliated     the Funds without any sales
company.  The merger does not involve    load.
the Funds themselves.  The same
Weston professionals will continue to
provide you with investment
management and shareholder services
as employees of the combined, larger
entity.

Q.  WHY AM I BEING ASKED TO VOTE ON      Q.  WHAT OTHER MATTERS AM I
    THESE PROPOSALS?                         BEING ASKED TO VOTE ON?

A.  The federal law that governs         A.  You are also being you are
mutual funds generally requires          being asked to vote on regular
shareholders to approve a new            Fund business, including
investment advisory agreement            election of trustees of the
whenever there is a change in control    Funds, selection of
of the investment adviser to the         independent public
Funds.  As a result, you are being       accountants, and approval of
asked to approve a new investment        changes to the fundamental
advisory agreement for each Fund you     investment policies of the
own.                                     Funds.


Q.  HOW WILL THIS AFFECT ME AS A         Q.  HOW DO THE FUND TRUSTEES
    FUND SHAREHOLDER?                        SUGGEST THAT I VOTE?

A.  You will still own the same shares   A.  After  careful consideration,
in the same Fund following the merger.   the Directors have recommended  that
Portfolio  management will not change    you vote "FOR" all proposals on the
as a result of the merger.               enclosed proxy card.
The primary  difference is that the
ownership of Weston Financial Group,
Inc.will change. This transaction will
not result in changes to your Fund's
advisory services or in the high
quality of shareholder services that
you have come to expect over the years.

Q.  WILL ANY OF THE FEES PAID BY THE     Q.  WHO CAN I CALL FOR MORE
    FUNDS CHANGE?                            INFORMATION?

A.  No, the fees charged to your Fund    A.  If you have any questions
will not change as a result of the       regarding the Proxy Statement
merger.                                  or its contents, please call
                                         Weston Financial Group at
                                         1-888-639-0102, ext. 145
                                         between 9:00 a.m. and 5:00
                                         p.m., Eastern time, Monday
                                         through Friday.  They will be
                                         happy to answer any questions
                                         you may have.

                                WESTON PORTFOLIOS
                          New Century Capital Portfolio
                             New Century I Portfolio
                          20 William Street, Suite 330
                               Wellesley, MA 02481
                                 1-888-639-0102


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                                WESTON PORTFOLIOS

                           To be held October 16, 1998
                          ---------------

To the Shareholders of NEW CENTURY CAPITAL PORTFOLIO and

                NEW CENTURY I PORTFOLIO:

      NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS IN LIEU OF ANNUAL MEETING (the "Meeting") of Weston Portfolios (the "Fund"), will be held on October 16, 1998 at 10:00 a.m. Eastern Time, at the offices of the Fund's investment adviser, Weston Financial Group, Inc., 20 William Street, Suite 330, Wellesley, Massachusetts, for the purpose of considering and acting upon the following matters:

           1.   To elect a board of five trustees;

           2. To ratify the selection of Briggs Bunting and Dougherty, LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1998;

           3. To approve or disapprove changes to the fundamental investment policies of the New Century Capital Portfolio and the New Century I Portfolio as set forth herein;

           4. To approve or disapprove a new Investment Advisory Agreement between the Fund, on behalf of the New Century Capital Portfolio and the New Century I Portfolio, and Weston Financial Group, Inc.; and

           5. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

      The Board of Trustees has fixed the close of business on August 14, 1998 as the record date for the determination of those shareholders entitled to vote at the Meeting, and only holders of record at the close of business on that day will be entitled to vote.

      The Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1997, and the Fund's Semi-Annual Report to shareholders, dated April 30, 1998 were previously mailed to shareholders. Copies of the reports are available upon request, without charge, by contacting the Fund at the address above or by calling 1-888-639-0102.

                                    IMPORTANT

      To save the Fund the expense of additional proxy solicitation, please mark your instructions on the enclosed Proxy card, date and sign it and return it promptly in the enclosed envelope (which requires no postage if mailed in the United States). The enclosed Proxy card is solicited on behalf of the Board of Trustees, is revocable and will not affect your right to vote in person in the event that you attend the meeting.

                                     By Order of the Board of Trustees



                                     --------------------------------------
                                     Douglas A. Biggar
                                     Trustee


September 11, 1998

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Trustees (the "Board") of Weston Portfolios (the "Fund"), for use at the Meeting of Shareholders to be held on October 16, 1998, at 10:00 a.m. Eastern Time at 20 William Street, Suite 330, Wellesley, Massachusetts 02481, and at any adjournment thereof. This Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about September 11, 1998.

      Shareholders of record of the Fund at the close of business on August 14, 1998 (the "Record Date") are entitled to notice of, and to vote on, the proposals described herein at the Meeting and any adjournment thereof. At the close of business on the Record Date, the Fund had 10,563,430 outstanding shares, of which there were 6,309,424 shares of the New Century Capital Portfolio and 4,254,006 shares of the New Century I Portfolio outstanding.

      The Fund is an open-end, management investment company, as defined in the Investment Company Act of 1940, as amended (the "Act"), and is organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.01 per share) in one or more portfolios as determined by the Board. The Fund has designated two series of shares, the New Century Capital Portfolio and the New Century I Portfolio (each a "Portfolio").

        Shareholders of the Portfolios vote together to elect the Trustees and on other matters affecting the entire Fund, such as the ratification of the selection of the Fund's accountant. The shares of the Fund do not have cumulative voting rights, and therefore a plurality of all votes cast at a meeting at which a quorum is present shall be sufficient for the election of Trustees ( No. 1), which means that the five persons receiving the greatest number of votes will be elected. An affirmative vote of a majority of the aggregate outstanding shares of the Fund, present in person or by proxy and voting, is necessary to ratify the selection of independent accountants (Proposal No. 2).

      The Shareholders of each Portfolio will vote separately on matters affecting the Portfolios individually. An affirmative vote of a majority of each Portfolio's outstanding shares (defined in the Investment Company Act of 1940 (the "Act") as the lesser of (i) 67% of the shares of the Portfolio present at the Meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio) is necessary to approve the proposed changes to the Portfolio's fundamental investment policies (Proposal No. 3), and to approve a Portfolio's Investment Advisory Agreement (Proposal No. 4).

      The Board of Trustees knows of no business other than that specifically mentioned in the Notice of the Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting, but will not be counted for purposes of determining whether matters to be voted upon at the Meeting have been approved.

      In the event that a sufficient number of shares are not present at the Meeting in person or by proxy so as to constitute a quorum or to approve any one or more proposals set forth in the Notice of Special Meeting, the persons named as proxies may propose to adjourn the Meeting to a later date to permit further solicitation of proxies with respect to the proposals. In such case, the named proxies may vote in favor of such adjournment those proxies authorizing a vote in favor of any proposal to be considered at such adjourned meeting. They will vote against such adjournment those proxies required to be voted against any proposal to be considered at such adjourned meeting.

      As of the Record Date, the following person owned beneficially more than 5% of the outstanding voting shares of the New Century Capital Portfolio:



                                         Number
Name & Address of Beneficial Owner      of Shares         Percentage

Dean K. Webster Ltd. Partnership         340,218              5%
218 Madrid Boulevard
Punta Gorda, FL 33950


      As of the record date, no person owned beneficially more than 5% of the voting shares of New Century I Portfolio. No Trustee of the Fund owns beneficially, and the Trustees and officers of the Fund together do not own beneficially, more than 1% of the outstanding voting shares of the Fund or either Portfolio of the Fund.

      Shareholders who execute proxies retain the right to revoke them at any time before they are voted by notifying the Fund or by voting at the Meeting. A proxy, when executed and not revoked, will be voted as directed. In the absence of such direction, proxies will be voted in favor of the proposal.

      The Fund will bear a portion of the expense of the Meeting, including this solicitation. Incremental expenses relating to the consideration of the advisory agreement will be borne by the Advisor. Initial solicitation will be by mail. Further solicitation may be made by mail or telephone by regular employees of Weston Financial Group, Inc. who will receive no compensation for such solicitation.




                                 PROPOSAL NO. 1

                     Election of Five Trustees of the Fund

      Certain information concerning the nominees for trustee is set forth below. Each of the nominees has agreed to serve if elected, and if any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for a substitute nominee selected by the Fund's Board of Trustees. The Fund currently knows of no reason why any of the nominees listed below would be unable or unwilling to serve if elected. All of the nominees are currently Trustees of the Fund.

      Certain information regarding the nominees and the Fund's current Trustees and Executive Officers is set forth below:

Nominees for Trustee


Name and         Principal         Age   Fund Shares      Percent
Position with    Occupation for          Owned            Owned
the Fund         Past 5 Years            Beneficially     Beneficially
                                         August 14, 1998  August 14, 1998
------------------------------------------------------------------------------

Douglas A.       Executive Vice     51    14,674              **
Biggar*          President and
Trustee          Clerk, Weston
                 Financial Group,
                 Inc.; Clerk and
                 Treasurer of
                 Weston Securities
                 Corporation.

Stanley H.       Principal, Law     50     8,698              **
Cooper           Office of Stanley
Trustee          Cooper; Formerly
                 Partner, Kahalas
                 and Cooper (law
                 firm)

Michael A.       Partner, Diorio    52     None               ---
Diorio           Hudson & Pavento,
Trustee          P.C.

Roger Eastman,   Executive Vice     67     None               ---
C.P.A.           President,
Trustee          Danvers Savings
                 Bank; Formerly,
                 Partner, Arthur
                 Andersen & Co.


Joseph Robbat,   Chief Executive    47    30,799              **
Jr.*             Officer
Trustee          And Treasurer,
                 Weston Financial
                 Group, Inc.

* An "interested person" of the Fund as defined in Section 2(a)(19) under the 1940 Act.

** Less than 1% of the outstanding voting shares of the Fund and of each Portfolio of the Fund.

Current Trustees and Officers of the Fund


Name            Position    Age  Position Principal     Shares
                                 Since    Occupation    Owned
                                          or Employment Beneficially
                                                        August 14,
                                                        1998

Douglas A.      Trustee     51     1982   See           14,674
Biggar*                                   "Nominees
                                          for Trustee"

Stanley H.      Trustee     50     1988   See           8,698
Cooper                                    "Nominees
                                          for Trustee"

Michael A.      Trustee     52     1988   See           0
Diorio                                    "Nominees
                                          for Trustee"

Roger Eastman,  Trustee     67     1989   See           0
CPA                                       "Nominees
                                          for Trustee"

Joseph Robbat,  Trustee     47     1983   See           30,799
Jr.*                                      "Nominees
                                          for Trustee"

Wayne M.        President   46     1986   Senior        4,012
Grzecki*                                  Counselor,
                                          Weston
                                          Financial
                                          Group, Inc.,
                                          Weston
                                          Advisors,
                                          Inc.

Ronald A.       Vice        45     1984   Senior        8,562
Sugameli*       President                 Counselor,
                                          Weston
                                          Financial
                                          Group, Inc.;
                                          President,
                                          Weston
                                          Advisors,
                                          Inc.

Ellen M. Bruno* Treasurer   33     1998   Vice          0
                and                       President,
                Secretary                 Weston
                                          Financial
                                          Group, Inc.;
                                          Consultant,
                                          United Asset
                                          Management,
                                          1992-1997

Karl            Assistant   33     1991   Assistant     0
Steinbrecher*   Treasurer                 Portfolio
                                          Manager,
                                          Weston
                                          Financial
                                          Group, Inc.

* Interested Person of the Fund as defined in Section 2(a)(19) of the 1940 Act.

      During the Fund's fiscal year ended October 31, 1997, four regular Board meetings were held and no special meetings were held. Each of the Trustees attended at least 75% of the total number of Board meetings.

      See Proposal No. 4 for additional information concerning the anticipated change of control of the Adviser and how such change will affect certain nominees' affiliations with the Adviser.

      During the fiscal year ended October 31, 1997, the Trustees who are not "interested persons" (as defined in the Act) received compensation from the Fund, as follows:

                               Compensation Table

--------------------------------------------------------------------

     (1)           (2)           (3)          (4)          (5)
                                                          Total
                             Pension or                Compensation
                             Retirement                    From
                Aggregate     Benefits     Estimated    Registrant
Name of Person Compensation    Accrued       Annual      and Fund
   Position       From       As Part of     Benefits     Complex
                Registrant      Fund          Upon       Paid to
                              Expenses     Retirement    Trustee

Stanley H.        $3,000        N/A           N/A        $3,000
Cooper
Trustee

Michael Diorio    $3,000        N/A           N/A        $3,000
Trustee

Roger Eastman     $3,000        N/A           N/A        $3,000
Trustee

   THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS ELECT EACH OF THE
       NOMINEES TO THE FUND'S BOARD OF TRUSTEES.



                                 PROPOSAL NO. 2
RATIFICATION OF THE SELECTION OF THE FUND'S INDEPENDENT ACCOUNTANT

      At its meeting on January 8, 1998, upon recommendation of the Audit Committee, the Board, including a majority of those trustees who are not "interested persons" of the Fund (as defined in the Act), selected the firm of Briggs Bunting and Dougherty, LLP ("Briggs Bunting") as independent accountant of the Fund for the fiscal year ending October 31, 1998. Shareholders are asked to ratify the Trustees' selection of Briggs Bunting as independent accountant. Services to be performed by the independent accountants include: (i) the examination of the annual financial statements of the Fund; (ii) all services necessary to render a formal opinion on the Fund's financial statements; and
(iii) provision of assistance and consultation with respect to filings with the SEC. Briggs Bunting does not have any direct or indirect financial interest in the Fund. Representatives of Briggs Bunting are not expected to be present at the Meeting, but will be available should any matter arise requiring their participation.

      The firm of Tait, Weller and Baker served as the Fund's independent accountant from the inception of the Fund until September, 1997. There have not been any disputes or disagreements with Tait, Weller & Baker on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. Tait, Weller & Baker resigned as the Fund's accountant because several partners left that firm to form Briggs Bunting, including the partners who provided accounting services to the Fund in the past. Appointment of Briggs Bunting will provide for a continuity of the Fund's relationship with these persons.

      THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS
              RATIFY THE SELECTION OF BRIGGS BUNTING
               AS THE FUND'S INDEPENDENT ACCOUNTANT.


                                 PROPOSAL NO. 3
              APPROVAL OF CHANGES TO EACH PORTFOLIO'S
                         FUNDAMENTAL INVESTMENT POLICIES


      Shareholders are being asked to approve modifications to each Portfolio's fundamental investment policies which are intended to clarify and update the
Portfolios' investment objectives and policies. The effects of the proposed modifications will be that (a) each Portfolio's investment objective (as revised herein) will become a fundamental policy, (b) each Portfolio's primary investment strategies and techniques (as revised herein) will become nonfundamental policies, and (c) certain fundamental investment restrictions that are no longer required by state securities laws will be eliminated. A Portfolio's fundamental policies may not be changed without the approval of its shareholders; changes to nonfundamental policies require only the approval of the Fund's Board of Trustees:

(a)   Revised Investment Objectives:

                New Century Capital     New Century I
                Portfolio               Portfolio
Current         The New Century         The New Century I
Statement       Capital Portfolio's     Portfolio's objective
of Investment   objective is capital    is income, with the
Objective       growth, with the        secondary objective
                secondary objective     being growth while
                being income while      managing risk.
                managing risk.

Proposed        The New Century         The New Century I
Statement       Capital Portfolio's     Portfolio's
of Investment   investment objective    investment objective
Objective       is to provide capital   is to provide income,
                growth, with a          with a secondary
                secondary objective to  objective to provide
                provide income, while   capital growth, while
                managing risk.  Such    managing risk.  Such
                objectives cannot be    objectives cannot be
                changed without         changed without
                approval by the         approval by the
                holders of a majority   holders of a majority
                (as defined in the      (as defined in the
                Act) of the             Act) of the
                Portfolio's             Portfolio's
                outstanding voting      outstanding voting
                shares.                 shares.


(b)   Revised Investment Strategies and Techniques:


             New Century Capital         New Century I Portfolio
             Portfolio

Current      o  The New Century Capital  o  The New Century I
Investment      Portfolio seeks to          Portfolio seeks to
Strategies      achieve this objective      achieve this objective
and             by concentrating            by concentrating
Techniques      (investing more than        (investing more than
                25% of the value of its     25% of the value of
                assets) in shares of        its assets) in shares
                other registered            of registered
                investment companies        investment companies
                which emphasize             that emphasize
                investments in growth       investments in fixed
                stocks.  To generate        income securities,
                its return, the             preferred stocks and
                Portfolio will use a        high dividend paying
                variety of investment       stocks.  To generate
                techniques designed to      its return, the
                generate net realized       Portfolio will use a
                and unrealized              variety of investment
                appreciation and            techniques designed to
                secondarily interest        generate primarily
                and dividends.              interest, dividends
                                            and other income and
             o  To achieve its              secondarily net
                investment objective,       realized and
                the Adviser will            unrealized
                attempt to determine        appreciation in the
                the prevailing trend in     value of the
                the equity market:          Portfolio's portfolio
                                            of investment
                o  When it is               companies (including
                   determined that          money market mutual
                   there is a               funds), cash
                   prevailing upward        equivalents (such as
                   trend in the equity      repurchase agreements
                   market, more of the      or certificates of
                   Portfolio will be        deposit) and cash.
                   positioned in the
                   securities pool.  In  o  To achieve its
                   general, this would      investment objective,
                   consist of moving        the Adviser will
                   into those               attempt to determine
                   registered               the prevailing trend
                   investment companies     in fixed income and
                   that have a high         equities markets:
                   proportion of their
                   assets in growth         o  When it is
                   stocks.                     determined that
                                               there is a
                o  When the Adviser            prevailing upward
                   anticipates a               trend in either
                   generally declining         market, the
                   trend in the equity         Portfolio will be
                   market, the Adviser         positioned in the
                   will begin to move          securities pool.
                   funds into the cash         This strategy will
                   pool purely as a            consist of moving
                   temporary defensive         into investment
                   position.  This is          companies
                   accomplished by             emphasizing high
                   moving from                 interest and
                   investment companies        dividend paying
                   with a high growth          securities such as
                   stock concentration         bonds, convertible
                   to money market             bonds and preferred
                   funds, cash and cash        stocks.  The
                   equivalents.                remainder would be
                                               in investment
                                               companies
                                               emphasizing
                                               equities.

Current      o  The Adviser will            o  When the Adviser
Investment      attempt to monitor and         anticipates a
Strategies      respond to changing            generally declining
and             economic and market            trend in securities
Techniques      conditions and then, if        markets, the
(cont'd)        necessary, reposition          Adviser will begin
                the Portfolio's assets,        to move more funds
                depending on the trend         into the cash pool
                analysis.  Trends are          by moving from
                analyzed by using a            investment
                variety of technical           companies with high
                and fundamental                equity and bond
                indicators.                    concentrations to
                                               money market funds,
                                               cash and cash
                                               equivalents.

                                         o  The Adviser will
                                            attempt to monitor and
                                            respond to changing
                                            economic and market
                                            conditions and then,
                                            if necessary,
                                            reposition the
                                            Portfolio's assets,
                                            depending on the trend
                                            analysis.  Trends are
                                            analyzed by using a
                                            variety of technical
                                            and fundamental
                                            indicators.

Proposed     o  The Portfolio seeks to   o  The Portfolio seeks to
Investment      achieve these               achieve these
Strategies      objectives by investing     objectives by
and             primarily in shares of      investing primarily in
Techniques      other registered            shares of other
                investment companies        registered investment
                that emphasize              companies that
                investments in equities     emphasize investments
                (domestic and foreign).     in equities (domestic
                                            and foreign), and
             o  The Adviser may invest      fixed income
                a portion of the            securities (domestic
                Portfolio assets in         and foreign).
                those investment
                companies that use       o  The Adviser may invest
                different versions of       a portion of the
                so-called defensive         Portfolio assets in
                strategies to minimize      those investment
                risk.  These defensive      companies that use
                strategies may include      different versions of
                the purchase of low         so-called defensive
                beta stocks, a              strategies to minimize
                combination of stocks       risk.  These defensive
                and bonds or                strategies may include
                convertible bonds,          the purchase of low
                money market funds,         beta stocks, a
                cash and cash               combination of stocks
                equivalents, as well as     and bonds or
                high dividend paying        convertible bonds,
                stocks.                     money market funds,
                                            cash and cash equivalents,
             o  In addition, the            as well as high dividend
                Portfolio may commit a      paying stocks.  For example,
                portion of its assets       a fund may be chosen because it
                to certain investment       primarily invests in intermediate
                companies whose assets      or short-term bonds, which are
                do not necessarily move     less volatile than funds
                in accordance with the      emphasizing longer-term bonds.
                United States stock
                market.

Proposed        These would include      o  The Adviser will
Investment      investment companies        monitor and respond to
Strategies      that invest in foreign      changing economic and
and             stocks and bonds, real      market conditions and
Techniques      estate and other            then, if necessary,
(cont'd)        tangible assets, as         reposition the assets
                well as investment          of the Portfolio.  The
                companies that              Adviser uses a number
                concentrate their           of techniques to make
                assets in one segment       investment decisions,
                of the equities market.     one of which is trend
                                            analysis.  Trends are
             o  The Adviser will            analyzed by using a
                monitor and respond to      variety of technical
                changing economic and       and fundamental
                market conditions and       indicators.
                then, if necessary,
                reposition the assets
                of the Portfolio.  The
                Adviser uses a number
                of techniques to make
                investment decisions,
                one of which is trend
                analysis.  Trends are
                analyzed by using a
                variety of technical
                and fundamental
                indicators.


      The above summary of current and proposed investment strategies and techniques of the New Century Capital Portfolio and the New Century I Portfolio is qualified in its entirety by the complete statements of the Portfolios' investment policies set forth in Appendix A and Appendix B, respectively.

      The investment strategies and techniques proposed in the table above would be nonfundamental policies in order to provide the Fund's Board of Trustees with the flexibility to make changes to such policies without obtaining shareholder approval each time that a policy change is desired. This flexibility would spare the Fund the expenses associated with proxy solicitations and shareholder meetings and would make it easier for the Fund's portfolio managers to respond more rapidly to changing market and regulatory conditions. Shareholders would, of course, receive advanced notice of any investment policy changes that have been approved by the Board of Trustees.

      The proposed investment policies restate each Portfolio's investment strategies and techniques more clearly and accurately. The proposed changes place greater emphasis on the Adviser's use of momentum and trend analysis among equity and fixed income performance sectors. Under both the current and proposed investment policies, each Portfolio would invest primarily in registered investment companies and reserve the right to invest in other securities under certain circumstances. Although the Portfolios will no longer be required to remain substantially invested in registered investment company shares, it is not anticipated that the proposed changes will have any material impact on the investments in the Portfolios or the way that the Portfolios are currently managed. However, the proposed changes would broaden each Portfolio's ability to invest in individual stocks and other investments to react to changing market conditions.

(c)   Elimination of Certain Fundamental Investment Restrictions:

      The Portfolios' fundamental investment  restrictions,  as set forth in the
Prospectus and Statement of Additional Information, currently contain restrictions against making certain types of investments based upon prohibitions in the Investment Company Act of 1940, as well as the various state securities laws. On October 11, 1996, the National Securities Markets Improvement Act of 1996 created a national system of regulating mutual funds by preempting state blue sky laws that required the registration or qualification of such securities. As a result of this legislation, investment companies are no longer governed by state securities laws restricting an investment company's investments. Management of the Funds desires to eliminate all such restrictions with respect to the Portfolios. Accordingly, it is proposed that the following fundamental restrictions on both Portfolios' investment activities, previously imposed by the state securities laws, be eliminated:

           o investing in the securities of any company if, to the knowledge of the Portfolio, any officer or director of Weston or the Adviser owns more than
 .5% of the outstanding securities of such company and such officers and directors (who own more than .5%) in the aggregate own more than 5% of the outstanding securities of such company.

           o purchasing oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Portfolios may invest in the securities of companies which invest in or sponsor such programs;

           o  selling securities short.

      At the present time, neither Portfolio intends to engage in the foregoing investment activities. None of the foregoing restrictions that are proposed to be deleted are expected to have any material impact upon the Portfolios' continued operations.

  THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS APPROVE
  THE PROPOSED CHANGES TO EACH PORTFOLIO'S FUNDAMENTAL INVESTMENT
                                    POLICIES.


                                 PROPOSAL NO. 4
    APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS FOR THE FUND

      Shareholders are being asked to approve a new investment advisory agreement for each Portfolio (the "New Agreements") with Weston Financial Group, Inc. (the "Adviser") to replace the Fund's current investment advisory agreements with the Adviser. The reason that shareholders are being asked to approve the New Agreements is that the Adviser plans to merge with Weston Advisors, Inc., an affiliated company, in a transaction (the "Merger") that will result in a change of control of the Adviser. The change of control of the Adviser might be deemed under the Act to cause automatic termination of the Fund's investment advisory agreements. The New Agreements contain the same terms and conditions as the current investment advisory agreements, except for effective dates and termination dates.

      The following summary provides information about the Adviser, the current investment advisory agreements, the Merger and the New Agreements.

Information Concerning the Fund's Investment Adviser

      The Adviser is a Massachusetts corporation organized on March 30, 1981. The Adviser supervises the investment of the assets of the Portfolios in accordance with their respective objectives, policies and restrictions. The Adviser's current Directors and Officers are I. Richard Horowitz, President and Director, Joseph Robbat, Jr., Treasurer and Director, and Douglas A. Biggar, Clerk and Director, each of whom currently owns 33 1/3% of the Adviser's voting shares. Additional shares of the Adviser's non-voting Common and Preferred stock, representing approximately 5% of the Adviser's total stockholders equity on a fully diluted basis, are held by various employees and outside investors. The principal occupations of Mr. Robbat and Mr. Biggar are described above under Proposal No. 1. Mr. Horowitz' principal occupations are serving as Director and President of the Adviser and as President of Weston Securities Corp.

Information Concerning the Current Investment Advisory Agreements

      Subject to the supervision of the Board, the Adviser provides portfolio management, research and analysis, advice and recommendation with respect to the purchase and sale of securities for each Portfolio pursuant to investment advisory agreements between the Fund, on behalf of each Portfolio, and the Adviser dated February 28, 1990 (the "Advisory Agreements"). The Adviser also keeps certain books and records in connection with its services to the Fund.

      The Advisory Agreements provide that the Adviser will pay the salaries and expenses of all its personnel and all expenses incurred by it in the ordinary course of performing its duties under such Agreements. All costs and expenses not expressly assumed by the Adviser under the Agreements shall be paid by the Fund or its Administrator including, but not limited to, the expenses incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; the fees and expenses of the Fund's non-interested Trustees; and taxes. However, incremental expenses relating to the consideration of the advisory agreements, as described in this Proxy Statement, will be borne by the Adviser.

      Pursuant to the Advisory Agreements, the Adviser is entitled to an annual fee, payable monthly, of 1.00% of each Portfolio's average daily net assets for the first $100 million in assets and 0.75% of the assets exceeding that amount. For the fiscal year ended October 31, 1997, the New Century Capital Portfolio paid investment advisory fees of $703,591 and the New Century I Portfolio paid investment advisory fees of $455,053. The Advisory Agreements were last approved by the Trustees of the Fund on January 8, 1998 and by the shareholders of the respective Portfolios on March 14, 1990.

      The Adviser also serves as the Portfolios' Administrator under an agreement with each Portfolio which provides that the Adviser will furnish each Portfolio with office facilities, and with any ordinary clerical and bookkeeping services not furnished by the custodian, transfer agent or distributor. As compensation for its services as an administrator, the Adviser receives an amount equal to the salaries and expenses of the personnel who perform the administrative duties. For the fiscal year ended October 31, 1997, the Adviser received $58,965 from the New Century Capital Portfolio and $27,593 from the New Century I Portfolio for administrative services.

      The Fund's Distributor, Weston Securities Corp., is an affiliate of the Adviser and receives payments from the Portfolios to pay expenses of distributing Portfolio shares pursuant to Distribution Plans adopted pursuant to Rule 12b-1 under the Act. For the fiscal year ended October 31, 1997, the New Century Capital Portfolio paid Rule 12b-1 fees to Weston Securities Corp. of $98,615, and the New Century I Portfolio paid Rule 12b-1 fees of $82,481.

      The Adviser shall not be liable for any error of judgment or mistake of law for any loss suffered by the Fund in rendering services under the Advisory Agreements except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of it duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.

      The Advisory Agreements remain in effect from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Fund, as defined under the Act, or by the Board of Trustees and, in either event, by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party, cast in person at a meeting called for such purpose.

      The Advisory Agreements may be terminated without penalty at any time on not more than sixty (60) days' nor less than thirty (30) days' written notice by the Fund, by vote of the holders of a majority of the Fund's outstanding voting securities or by Weston Financial Group, Inc. The Advisory Agreements will terminate automatically in the event of their assignment (as defined in the Act).

      The Merger, which will cause a change of control of the Adviser, may be deemed to be an "assignment" (as defined in the Act) of the Advisory Agreements. Such an assignment triggers automatic termination of the Advisory Agreements pursuant to their terms as required under the Act. Thus, in order for the Fund to continue to receive the investment management services it now receives from the Adviser, it will be necessary for the Fund, on behalf of each Portfolio, to enter into new investment advisory agreements with the Adviser to become effective at the time of the consummation of the Merger. Except for the effective date and termination date, the New Agreements contain the same terms as the current Advisory Agreements (See "Information Concerning the New Investment Advisory Agreements," below).

      If the New Agreements are not approved by the shareholders of the Portfolios, the Trustees of the Fund will consider what other action is appropriate based upon the best interests of the shareholders.

Information Concerning the New Investment Advisory Agreements

      The New Agreements are identical to the Advisory Agreements, except for a change in the effective date and termination date. A form of the New Agreements is attached to this Proxy Statement as Exhibit C.

      It is anticipated that the New Agreements will be dated as of the effective date of the Merger, which is expected to occur on October 31, 1998, and will continue in effect for an initial term of two years, and may continue thereafter from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Fund, as defined under the Act, or by the Board of Trustees and, in either event, by the vote of a majority of the Trustees who are not parties to the New Agreements or interested persons of any such party, cast in person at a meeting called for such purpose.

Evaluation of the New Agreements by the Board

      The Board met on January 8, 1998 to consider the Merger and its anticipated effects upon the investment management and other services the Adviser currently provides to the Fund. The Board, including a majority of the Trustees who are not parties to the investment advisory agreements or interested persons of any such party, unanimously voted to approve the New Agreements and to recommend the New Agreements to shareholders for their approval.

      In considering the New Agreements, the Trustees considered that the terms of the New Agreements do not contemplate any change in (i) the management or operations of the Adviser relating to the Fund; (ii) the personnel managing the Fund or (iii) the shareholder services or other business activities of the Fund. The Adviser has informed the Board of Trustees that the Merger is not expected to result in any changes to the foregoing and that at present they have no plans or proposals to make any changes in the business or composition of senior management or personnel of the Adviser or in the manner in which the Adviser currently renders services to the Fund. Following the consummation of the Merger, the Adviser is expected to continue to operate in substantially the same manner as it presently operates. There can be no assurances, however, that changes may not occur. If, after the consummation of the Merger, changes in the Adviser are proposed that might materially affect its services to the Fund, the Board of Trustees will consider the effect of those changes and take such action as it deems advisable under the circumstances.

Information Concerning Weston Advisers, Inc. and the Proposed
Merger

      Pursuant to an Agreement and Plan of Merger, Weston Advisers, Inc. will be merged with and into the Adviser, and the Adviser will be the surviving corporation. Upon effectiveness of the Merger (i) the Board of Directors of the Adviser will be increased from three to six members and Ronald A. Sugameli, Wayne M. Grzecki and Robert I. Stock will be added to the Fund's Board of Directors and (ii) the Adviser will issue an additional 233,333 shares of voting Common Stock to each of these new Directors, which is the same number of voting shares held by each current Director. As a result, the voting interests of the current Directors will be diluted, and each Director after the Merger will own 16.667% of the total outstanding voting shares of the Adviser. Thus, the three Directors, who are presently deemed to control the Adviser through their beneficial ownership of more than 25% of the Adviser's voting shares, will lose their status as controlling stockholders, and no person will be deemed to control the Adviser after the Merger.

      The Adviser and the investment philosophy and procedures of the Adviser will not change after the Merger, nor will the current investment personnel. The Adviser, and therefore the Fund, may benefit from the Merger because they will have access to the personnel and resources of Weston Advisors, Inc. Although the Merger results in a change of control of the Adviser, it is expected that the Adviser will continue to operate in the same manner.

Brokerage Allocation

      The Adviser, in effecting the purchases and sales of portfolio securities for the account of the Fund, currently seeks execution of trades at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange. However, the Adviser reserves the right to seek execution of trades at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Fund or the Adviser by such member, broker, or dealer. Such services may include, but are not limited to, the following: information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Adviser may use research and services provided to it by brokers and dealers in servicing all its clients, however, not all such services will be used by the Adviser in connection with the Fund. Fund orders may be placed with an affiliated broker-dealer, and in such case, the affiliated broker will receive brokerage commissions. However, portfolio orders will be placed with affiliates only where the price being charged and the services being provided compare favorably with those which would be charged to the Fund by non-affiliated broker-dealers, and with those charged by the affiliate to other unaffiliated customers, on transactions of a like size and nature. Brokerage may also be allocated to dealers in consideration of distribution of Fund shares but only when execution and price are comparable to that offered by other brokers. Weston Securities Corp. is an affiliated broker-dealer of the Fund.

       THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF
      EACH PORTFOLIO APPROVE THE PROPOSED INVESTMENT ADVISORY
                          AGREEMENT FOR THE PORTFOLIO.



          OTHER MATTERS THAT MAY COME BEFORE THE MEETING

      This Meeting of the shareholders of the Fund is a special meeting in lieu of annual meeting, and will generally conduct only those matters set forth in the Notice of the Meeting. The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

                             * * * * *

Other Information

      Weston Securities Corp. is the Distributor of the Fund's shares. The address of the Distributor is 20 William Street, Suite 330, Wellesley, Massachusetts 02481. First Data Investor Services Inc., P.O. Box 61503, 3200 Horizon Drive, King of Prussia, PA 19406-0903 is the Fund's Transfer Agent. As discussed above, the Adviser serves as the Fund's administrator under administration agreements with the Fund.

      At the meeting of the Board of Trustees held on March 26, 1998, management of the Fund recommended to the Board that the Fund change its name from "Weston Portfolios" to "New Century Portfolios." Management believes that this will reduce investor confusion that currently exists concerning the Fund's use of the name "Weston" and its Portfolios' use of the name "New Century." In addition, management recommended that the New Century I Portfolio change its name to "New Century Balanced Portfolio," in order to give some indication of the Portfolio's investment objective. Management also indicated to the Board that it is considering entering into a program with a money market fund. Such a program would allow shareholders of the Weston Portfolios to exchange shares into and out of a money market fund, to have checkwriting privileges and to obtain other services commonly provided by a money market fund. After considering these recommendations, the Board approved the change of the Fund's name from "Weston Portfolios" to "New Century Portfolios" and the change of New Century I
Portfolio's name to "New Century Balanced Portfolio." The Board directed and authorized the officers of the Fund to take appropriate actions to effect these name changes. The Board also directed management to keep it informed about the possible establishment of a program with a money market fund.

Shareholder Reports

      The Fund's most recent Annual Report for the fiscal year ended October 31, 1997 and the Fund's Semi-Annual Report, dated April 30, 1998 were previously mailed to shareholders. Additional copies of the reports are available at no cost to shareholders of the Fund upon request by contacting the Fund at 20 William Street, Suite 330, Wellesley, Massachusetts 02481 or by calling 1-888-639-0102.



Shareholder Proposals

      Any shareholder who desires to submit a shareholder proposal may do so by submitting such proposal in writing, addressed to the Fund, at 20 William Street, Suite 330, Wellesley, Massachusetts 02481. The Fund is organized as a Massachusetts business trust, and ordinarily does not hold annual shareholders meetings. Any proposal received a reasonable time in advance of the preparation of material relating to a future shareholder meeting will be included in such material.

                               BY ORDER OF THE BOARD OF TRUSTEES



                               ---------------------------------------
                               Douglas A. Biggar
                               Trustee
September 11, 1998

                                   APPENDIX A
                          New Century Capital Portfolio

Current Investment Policies The Portfolio's investment objective, and the policies describing its key investment strategies, currently read as follows:

      The New Century Capital Portfolio's objective is capital growth, with the secondary objective being income while managing risk. It seeks to achieve this objective by concentrating (investing more than 25% of the value of its assets) in shares of other registered investment companies which emphasize investments in growth stocks and by making other investments selected in accordance with the Portfolio's investment restrictions and policies. To generate its return, the Portfolio will use a variety of investment techniques designed to generate net realized and unrealized appreciation and secondarily interest and dividends.

      To achieve its investment objective, the Adviser will attempt to determine the prevailing trend in the equity market. When it is determined that there is a prevailing upward trend in the equity market, more of the Portfolio will be positioned in the securities pool. This strategy will consist of moving into those investments which would most benefit from such a trend. In general, this would consist of moving into those registered investment companies which have a high proportion of their assets in growth stocks. If the Adviser anticipates that the upward trend should continue for some time, then the Portfolio may commit most, if not all, of its funds to the securities pool. In choosing from among the available investment companies the Adviser will, in its decision-making process, consider among other things the prior performance of the underlying investment company, its performance in both up and down markets, the current make-up of its portfolio and the current investment philosophy of the underlying investment company manager.

      In an attempt to minimize to some extent the risk with the securities pool, the Portfolio may invest a portion of its assets in those investment companies that utilize different versions of so-called defensive strategies. These defensive strategies may consist of, among other things, the purchase of low beta stocks, a combination of stocks and bonds or convertible bonds and the purchase of high dividend paying stocks. In addition, in its securities pool, the Portfolio may commit a portion of its assets to certain investment companies whose assets do not necessarily move in accordance with the United States stock market. These would include investment companies which invest in foreign stocks and bonds and gold and silver mining companies. To enhance the performance of the securities pool, the Adviser may invest in so-called sector funds which, in general, concentrate their assets in one segment of the equities market.

      When the Adviser anticipates a generally declining trend in the equity market, the Adviser will begin to move funds into the cash pool purely as a temporary defensive position. This is accomplished by moving from investment companies with a high growth stock concentration to money market funds, cash and cash equivalents. If the Adviser anticipates a prolonged or significant decline, then the Portfolio may place most, if not all, of its funds in the cash pool.

      The Adviser will attempt to monitor and respond to changing economic and market conditions and then, if necessary, reposition the Portfolio's assets, depending on the trend analysis. Trends are analyzed by using a variety of technical and fundamental indicators. The trends are determined by the Advisor's judgment in light of current and past general economic and market conditions. Among the factors which are included in the analysis, but not limited to, are the direction of interest rates, fiscal and monetary policy, economic growth, inflation rates, industry trends and various moving averages. When a general rising trend in the securities market is identified, the New Century Capital Portfolio will invest in registered investment companies that concentrate primarily in growth stocks.

Proposed Investment Policies The Portfolio's proposed investment policies describing its key investment strategies would read as follows:

(Investment Objective)

      The New Century Capital Portfolio's investment objective is to provide capital growth, with a secondary objective to provide income, while managing risk. Such objectives cannot be changed without approval by the holders of a majority (as defined in the Act) of the Portfolio's outstanding voting shares.

(Investment Policies and Strategies)

      The Portfolio seeks to achieve these objectives by investing primarily in shares of other registered investment companies that emphasize investments in equities (domestic and foreign). The Adviser will diversify equity investments by investing the assets of the Portfolio primarily in investment companies that concentrate in different segments of the equity markets. For example, the Portfolio may be invested in investment companies that emphasize growth, growth and income, equity income, small company, aggressive, and foreign equities.

      The Adviser may invest a portion of the Portfolio assets in those investment companies that use different versions of so-called defensive strategies to minimize risk. These defensive strategies may include the purchase of low beta stocks, a combination of stocks and bonds or convertible bonds, money market funds, cash and cash equivalents, as well as high dividend paying stocks.

      In addition, the Portfolio may commit a portion of its assets to certain investment companies whose assets do not necessarily move in accordance with the United States stock market. These would include investment companies that invest in foreign stocks and bonds, real estate and other tangible assets, as well as investment companies that concentrate their assets in one segment of the equities market.

      The Adviser will monitor and respond to changing economic and market conditions and then, if necessary, reposition the assets of the Portfolio. The Adviser uses a number of techniques to make investment decisions, one of which is trend analysis. Trends are analyzed by using a variety of technical and fundamental indicators.

                                   APPENDIX B
                             New Century I Portfolio

Current Investment Policies The Portfolio's investment objective, and the policies describing its key investment strategies, currently read as follows:

      The New Century I Portfolio's objective is income, with the secondary objective being growth while managing risk. It seeks to achieve this objective by concentrating (investing more than 25% of the value of its assets) in shares of registered investment companies which emphasize investments in fixed income securities, preferred stocks and high dividend paying stocks and by making other investments selected in accordance with the Portfolio's investment restrictions and policies. To generate its return, the Portfolio will use a variety of investment techniques designed to generate primarily interest, dividends and other income and secondarily net realized and unrealized appreciation in the value of the Portfolio's portfolio of investment companies (including money market mutual funds), cash equivalents (such as repurchase agreements or certificates of deposit) and cash.

      To achieve its investment objective, the Adviser will attempt to determine the prevailing trend in fixed income and equities markets. When it is determined that there is a prevailing upward trend in either market, the Portfolio will be positioned in the securities pool. This strategy will consist of moving into those investments which would most benefit from such a trend. In general, but not necessarily, this would consist of moving into a number of different investments. The majority would be in investment companies emphasizing high interest and dividend paying securities such as bonds, convertible bonds and preferred stocks. The remainder would be in investment companies emphasizing equities. If the Adviser anticipates that the upward trend should continue for some time, then the Portfolio may commit most, if not all, of its funds to the securities pool. In choosing from among the available investment companies the Adviser will, in its decision-making process, consider among other things the prior performance of the underlying investment company, its performance in both up and down markets, the current make-up of its portfolio and the current investment philosophy of the underlying investment company's manager.

      In an attempt to minimize to some extent the risk with the securities pool, the Portfolio may invest in certain bond funds which differ in their strategy as to the types of bonds they may hold. For example, a fund may be chosen because it primarily invests in intermediate or short-term bonds which are less volatile than funds emphasizing longer-term bonds. To minimize the risk in the securities pool, the investment manager does not normally intend to invest in equity funds which would be characterized as aggressive growth funds.



      When the Adviser anticipates a generally declining trend in securities markets, the Adviser will begin to move more funds into the cash pool by moving from investment companies with high equity and bond concentrations to money market funds, cash and cash equivalents. If the Adviser anticipates a prolonged or significant decline, then the Portfolio may place most, if not all, of its funds in the cash pool.

      The Adviser will attempt to monitor and respond to changing economic and market conditions and then, if necessary, reposition the Portfolio's assets, depending on the trend analysis. Trends are analyzed by using a variety of technical and fundamental indicators.

      The trends are determined by Weston's Advisor's judgment in light of current and past general economic and market conditions. Among the factors which are included in the analysis, but not limited to, are the direction of interest rates, trends in yields, fiscal and monetary policy, economic growth, inflation rates, industry trends and various moving averages. In the New Century I Portfolio, when a general rising trend in the fixed income market is identified, the Portfolio will position itself in registered investment companies, concentrating in fixed income securities. If a general rising trend is identified in both the fixed income market and the equity market, the Portfolio will position itself in registered investment companies that concentrate in fixed income securities as well as registered investment companies which emphasize investments in preferred stock, and high dividend paying stocks.



Proposed Investment Policies The Portfolio's proposed investment policies describing its key investment strategies would read as follows:

(Investment Objective)

      The New Century I Portfolio's investment objective is to provide income, with a secondary objective to provide capital growth, while managing risk. Such objectives cannot be changed without approval by the holders of a majority (as defined in the Act) of the Portfolio's outstanding voting shares.

(Investment Policies and Strategies)

      The Portfolio seeks to achieve these objectives by investing primarily in shares of other registered investment companies that emphasize investments in equities (domestic and foreign), and fixed income securities (domestic and foreign). To produce its return, the Portfolio will use a variety of investment techniques designed to generate primarily interest, dividends and other income. The Adviser will diversify equity and fixed income investments by investing the assets of the Portfolio primarily in investment companies that concentrate in different segments of the equity markets and investment companies that concentrate in different segments of the fixed income markets. For example, the portion of the Portfolio that is invested in equities may be invested in investment companies that emphasize growth, growth and income, equity income, small company and foreign equities. The portion of the Portfolio that is invested in fixed income securities may be invested in investment companies that emphasize domestic, high yield and foreign fixed income securities.

      The Adviser may invest a portion of the Portfolio assets in those investment companies that use different versions of so-called defensive strategies to minimize risk. These defensive strategies may include the purchase of low beta stocks, a combination of stocks and bonds or convertible bonds, money market funds, cash and cash equivalents, as well as high dividend paying stocks. For example, a fund may be chosen because it primarily invests in intermediate or short-term bonds, which are less volatile than funds emphasizing longer-term bonds.

      In addition, the Portfolio may commit a portion of its assets to certain investment companies whose assets do not necessarily move in accordance with the United States stock market. These would include investment companies that invest in foreign stocks and bonds, real estate and other tangible assets, as well as investment companies that concentrate their assets in one segment of the equities market.

      The Adviser will monitor and respond to changing economic and market conditions and then, if necessary, reposition the assets of the Portfolio. The Adviser uses a number of techniques to make investment decisions, one of which is trend analysis. Trends are analyzed by using a variety of technical and fundamental indicators.